UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



 Date of Report (Date of earliest events reported)       May 19, 2004
                                                    --------------------------
                                                        (May 18, 2004)
                                                    --------------------------



 Commission    Name of Registrants, State of Incorporation,    I.R.S. Employer
File Number    Address and Telephone Number                   Identification No.
-----------    --------------------------------------------   ------------------

 333-32170     PNM Resources, Inc.                                85-0468296
               (A New Mexico Corporation)
               Alvarado Square
               Albuquerque, New Mexico  87158
               (505) 241-2700




                         ------------------------------

              (Former name, former address and former fiscal year,
                          if changed since last report)

Item  5.   Other Events

On May 18, 2004, PNM Resources, Inc. (the "Company") issued a press release announcing a 3-for-2 stock split of its common stock ("Stock Split") and the quarterly stock dividend approved by its Board of Directors. The press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein. As a result of the 3-for-2 Stock Split, the number of shares of common stock registered under the following registration statements of the registrant will be proportionately increased upon completion of the Stock Split on June 11, 2004:

Registration Statements on Form S-8 (File No. 333-100184; File No. 333-76288; File No. 333-88372; File No. 333-03289-99; File No. 333-76316; File No.
333-03303-99; File No. 333-61598-99; File No. 333-113684).

Registration Statements on Form S-3 (File No. 333-100186; File No. 333-10993-99; File No. 333-106080).

                                  EXHIBIT INDEX

Exhibit Number Description

99.1   Press Release dated May 18, 2004.


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


                                  EXHIBIT 99.1

                  PNM Resources Announces 3-for-2 Stock Split;
                         Maintains Common Stock Dividend

ALBUQUERQUE, N.M., May 18, 2004 - The Board of Directors of PNM Resources (NYSE:
PNM) has approved a 3-for-2 stock split. On June 11, 2004, PNM Resources shareholders will receive one additional share of PNM Resources common stock for every two shares held on June 1, 2004. PNM Resources common stock will begin trading on a split-adjusted basis on June 14, 2004.

"We expect that the split should enhance the market liquidity of our stock helping to expand our investor base with a strong focus on growing our retail ownership levels," said PNM Resources Chairman, President and Chief Executive Officer Jeff Sterba. "This stock split recognizes PNM's continuing success and reflects the Board and management's confidence in our prospects for future growth."

The PNM Resources Board of Directors also approved a quarterly common stock dividend of $0.16 per share, payable on August 13, 2004, to shareholders of record on August 2, 2004. Adjusted for the effect of the planned stock split, the dividend is equivalent to the $0.24 per share dividend paid in the previous quarter.
"We intend to maintain and grow the company's cash dividend as we grow our business," Sterba said.

PNM Resources has continued to report positive earnings results over recent years. Retained earnings increased 120.8 percent over the five years from 1999 through the end of 2003. Earlier this year, both Standard & Poor's and Moody's Investors Services upgraded PNM's corporate credit rating.
As a result of the 3-for-2 stock split, stockholders will receive, at the close of business on June 11, 2004, one additional share of PNM Resources common stock for every two shares owned on the record date of June 1, 2004. On June 14, 2004, PNM Resources shares will trade on the New York Stock Exchange (NYSE) on the new split-adjusted basis.
Mellon Investor Services, the company's stock transfer agent, will issue full and fractional shares through book entry for all shareholders, including those who hold certificates for their shares. On June 11, 2004, the transfer agent will mail new statements to our shareholders of record on June 1, 2004 reflecting the additional shares issued to each shareholder in book entry form due to the stock split.
The split will increase the number of outstanding shares of PNM Resources common stock from about 40.3 million today to more than 60 million after the transaction is completed. Because the stock split will apply to each share of outstanding common stock on record, ownership concentrations are not affected by the stock split.

Shareholders who have PNM Resources stock certificates should retain those certificates. The transfer agent will mail new certificates to those shareholders who request them following the stock split.

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


                            EXHIBIT 99.1 (Continued)

PNM Resources ascribes no monetary value to this transaction. Receipt of the share distribution does not constitute taxable income or gain. Accordingly, there will be no tax payable by U.S. shareholders as a result of the split. Shareholders are advised to consult their tax advisors for further information.

PNM Resources is an energy holding company based in Albuquerque, New Mexico. PNM, the principal subsidiary of PNM Resources, serves about 460,000 natural gas customers and 400,000 electric customers in New Mexico. The company also sells power on the wholesale market in the Western U.S. PNM Resources stock is traded primarily on the NYSE under the symbol PNM. For more information about our company, see our Web site at www.PNM.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 Statements made in this filing and documents the Company files with the SEC that relate to future events or the Company's expectations, projections, estimates, intentions, goals, targets and strategies are made pursuant to the Private Securities Litigation Reform Act of 1995. You are cautioned that all forward-looking statements are based upon current expectations and estimates and the Company assumes no obligation to update this information. Because actual results may differ materially from those expressed or implied by the forward-looking statements, PNM Resources cautions you not to place undue reliance on these statements. Many factors could cause actual results to differ, and will affect the Company's future financial condition, cash flow and operating results. These factors include interest rates, weather, fuel costs, changes in supply and demand in the market for electric power, wholesale power prices, market liquidity, the competitive environment in the electric and natural gas industries, the performance of generating units and transmission system, state and federal regulatory and legislative decisions and actions, the outcome of legal proceedings and the performance of state, regional and national economies. For a detailed discussion of the important factors that affect PNM Resources and that could cause actual results to differ from those expressed or implied by our forward-looking statements, please see "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's current and future Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and the Company's current and future Current Reports on Form 8-K, filed with the SEC.



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


SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                PNM RESOURCES, INC.
                                   ---------------------------------------------
                                                    (Registrant)


Date:  May 19, 2004                            /s/ Thomas G. Sategna
                                   ---------------------------------------------
                                                 Thomas G. Sategna
                                      Vice President and Corporate Controller
                                   (Officer duly authorized to sign this report)


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